Exhibit 10.2

SEVENTH AMENDMENT TO CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of October 7, 2026 (the “Seventh Amendment Effectiveness Date”), to the Credit Agreement referenced below is by and among AMERICAN BEVERAGE CRAFTS GROUP, INC., a Delaware corporation (the “Borrower”), the Guarantors identified on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., in its capacity as Administrative Agent (in such capacity, the “Administrative Agent”), Swingline Lender and L/C Issuer.

W I T N E S S E T H

WHEREAS, a credit facility has been extended to the Borrower pursuant to the Credit Agreement (as amended, modified, supplemented, restated and extended from time to time, the “Credit Agreement”) dated as of June 30, 2023 by and among the Borrower, the Guarantors identified therein, the Lenders identified therein and Bank of America, N.A., as Administrative Agent, Swingline Lender and L/C Issuer;

WHEREAS, the Borrower has requested that the Administrative Agent and the Lenders amend the Credit Agreement as set forth in this Amendment; and

WHEREAS, the Lenders are willing to agree to the requested modifications, in accordance with and subject to the terms and conditions set forth herein.

NOW, THEREFORE, IN CONSIDERATION of the premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.    Defined Terms. Capitalized terms used herein but not otherwise defined herein shall have the meanings provided to such terms in the Credit Agreement as amended hereby.

2.    Amendments to Credit Agreement.

(a)    A new definition of “Covenant Compliance Start Date” shall be added to Section 1.01 of the Credit Agreement to read as follows:

“Covenant Compliance Start Date” means the date the Borrower has delivered a Compliance Certificate showing that the Loan Parties are in compliance with the financial covenants set forth in Section 7.04 (such date not to occur earlier than the date the Compliance Certificate is delivered for the Fiscal Quarter ending November 30, 2026).

(b)    The definition of “Availability Period” set forth in Section 1.01 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

“Availability Period” means in respect of the Revolving Facility, the period from and including the Covenant Compliance Start Date to the earliest of (i) the Maturity Date for the Revolving Facility, (ii) the date of termination of the Revolving Commitments pursuant to Section 2.06, and (iii) the date of termination of the Commitment of each Revolving Lender to make Revolving Loans and of the obligation of the L/C Issuer to make L/C Credit Extensions pursuant to Section 8.02.

(c)    Section 7.04(a) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)         Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio as of the end of any four Fiscal Quarter period ending as of the end of any Fiscal Quarter of the Borrower set forth below to be greater than the ratio set forth below opposite such period:

Period Ending	Maximum Consolidated Leverage Ratio
August 31, 2026	Not Tested
November 30, 2026	4.25 to 1.00
February 28, 2027 and each Fiscal Quarter thereafter	4.00 to 1.00

(d)    Section 7.04(c) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(c)         Minimum Liquidity. During the Minimum TTM EBITDA Testing Period, permit the sum of the Revolving Availability plus Unrestricted Cash on hand that is held by a Loan Party in an account with the Administrative Agent or any other Lender to be less than $30,000,000 at any time; provided that if the Covenant Compliance Start Date has not occurred, the minimum liquidity amount required by this Section 7.04(c) shall be not less than [$20,000,000] at any time.

(e)    Section 7.04(d) of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)         Minimum EBITDA. Permit Consolidated EBITDA as of the end of any four Fiscal Quarter period ending as of the end of any Fiscal Quarter of the Borrower set forth below to be less than the amount set forth below opposite such Fiscal Quarter:

Period Ending	Consolidated EBITDA
August 31, 2026	Not Tested
November 30, 2026	$10,430,000
February 28, 2027	$11,165,000
May 31, 2027	$12,500,000

3.    Conditions Precedent. This Amendment shall be and become effective as of the date hereof when the following conditions precedent have been satisfied:

(a)    The Administrative Agent shall have received counterparts of this Amendment, which collectively shall have been duly executed on behalf of each of the Borrower, the Guarantors, the Administrative Agent, the Required Lenders, the Swingline Lender and the L/C Issuer;

(b)    Upon the reasonable request of any Lender, the Borrower shall have provided to such Lender, and such Lender shall be reasonably satisfied with, the documentation and other information so requested in connection with applicable “know your customer” and anti-money-laundering rules and regulations, including, without limitation, the Patriot Act, and any Loan Party that qualifies as a “legal entity customer” under the Beneficial Ownership Regulation shall have delivered to each Lender that so requests, a Beneficial Ownership Certification in relation to such Loan Party; and

(c)    The Borrower shall have paid all fees and expenses required to be paid to the Administrative Agent and the Lenders in connection with this Amendment and the transactions contemplated hereby.

Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Seventh Amendment Effectiveness Date specifying its objection thereto.

4.    Expenses. The Loan Parties agree to reimburse the Administrative Agent for all reasonable out-of-pocket expenses incurred by the Administrative Agent and its Affiliates (including, but not limited to, (A) the reasonable fees, charges and disbursements of one (1) counsel (and one (1) special counsel or one (1) local counsel in any relevant jurisdiction and, in the case of an actual or potential conflict of interest, one (1) additional counsel of each group of similarly situated affected persons subject to such conflict) for the Administrative Agent and its Affiliates and (B) due diligence expenses) in connection with the preparation, execution and delivery of this Amendment.

5.    Amendment is a “Loan Document”. This Amendment is a Loan Document and all references to a “Loan Document” in the Credit Agreement and the other Loan Documents (including, without limitation, all such references in the representations and warranties in the Credit Agreement and the other Loan Documents) shall be deemed to include this Amendment.

6.    Authorization; Enforceability. Each Loan Party represents and warrants as follows:

(a)    It has taken all necessary corporate or other organizational action to authorize the execution, delivery and performance of this Amendment.

(b)    This Amendment has been duly executed and delivered by such Loan Party and constitutes its legal, valid and binding obligations, enforceable in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity.

(c)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, such Loan Party of this Amendment, other than authorizations, approvals, actions, notices and filings which have been duly obtained, taken or made.

(d)    The execution, delivery and performance by such Loan Party of this Amendment does not and will not (i) contravene the terms of any of such Loan Party’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of (or the requirement to create) any Lien under, or require any payment to be made under (1) any Contractual Obligation to which such Loan Party is a party or affecting such Loan Party or the properties of such Loan Party or any of its Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which such Loan Party or its property is subject; or (iii) violate any Applicable Law.

7.    Representations and Warranties; No Default. Each Loan Party represents and warrants to the Administrative Agent and each Lender that, after giving effect to this Amendment, (a) the representations and warranties of the Borrower and each Loan Party contained in Article II or Article V of the Credit Agreement or any other Loan Document or which are contained in any document furnished at any time under or in connection therewith, shall (i) with respect to representations and warranties that contain a materiality qualification, be true and correct and (ii) with respect to representations and warranties that do not contain a materiality qualification, be true and correct in all material respects, in each case, on and as of the date hereof, and except that for purposes of this Section 7(a), the representations and warranties contained in Sections 5.05(a) and (b) of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b), respectively, of the Credit Agreement, and (b) no Default exists.

8.    Reaffirmation of Obligations. Each Loan Party (a) acknowledges and consents to all of the terms and conditions of this Amendment, (b) affirms all of its obligations under the Loan Documents, as modified hereby, and (c) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not operate to reduce or discharge such Loan Party’s obligations under the Loan Documents.

9.    Reaffirmation of Security Interests. Each Loan Party (a) ratifies and affirms that each of the Liens granted in or pursuant to the Loan Documents and confirms and agrees that such Liens are valid and subsisting and (b) agrees that this Amendment and all documents, agreements and instruments executed in connection with this Amendment do not in any manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents. Without limiting the foregoing, each Loan Party confirms and agrees that each of the Liens granted in or pursuant to the Loan Documents by such Loan Party secure all of the Obligations as amended hereby and hereby re-grants a security interest and liens in all of its right, title and interest in the Collateral, as defined in, and on the terms set forth in, the Security Agreement, to secure all of the Obligations as amended hereby and, further, ratifies and reaffirms as of the date hereof that the security constituted by the Collateral Documents continue to secure the payment of liabilities and obligations of the Loan Parties under the Loan Documents.

10.    No Other Changes. Except as modified hereby, all of the terms and provisions of the Loan Documents shall remain in full force and effect.

11.    Counterparts; Electronic Record. This Amendment may be in the form of an Electronic Record, may be executed using Electronic Signatures and may be executed in as many counterparts as necessary or convenient, including both paper and electronic counterparts, but all such counterparts are one and the same instrument. For the avoidance of doubt, the authorization under this paragraph may include, without limitation, use or acceptance of a manually signed paper Communication which has been converted into electronic form (such as scanned into PDF format), or an electronically signed Communication converted into another format, for transmission, delivery and/or retention.

12.    Governing Law. THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

13.    General Release. In consideration of the Administrative Agent’s and Required Lenders’ willingness to enter into this Amendment, each Loan Party hereby releases and forever discharges the Administrative Agent, the L/C Issuer, the Swingline Lender, the Lenders and the Administrative Agent’s, the L/C Issuer’s, the Swingline Lender’s, and the Lender’s respective predecessors, successors, assigns, officers, managers, directors, employees, agents, attorneys, representatives, and affiliates (hereinafter all of the above collectively referred to as the “Bank Group”), from any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever, including, without limitation, all claims, demands, and causes of action for contribution and indemnity, whether arising at law or in equity, whether known or unknown, whether liability be direct or indirect, liquidated or unliquidated, whether absolute or contingent, foreseen or unforeseen, and whether or not heretofore asserted, which any Loan Party may have or claim to have against any of the Bank Group in any way related to or connected with the Loan Documents and the transactions contemplated thereby.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

BORROWER:	AMERICAN BEVERAGE CRAFTS GROUP, INC., a Delaware corporation By: /s/ Carl Merton Name: Carl Merton Title: Chief Financial Officer

GUARANTORS:

DOUBLE DIAMOND DISTILLERY LLC,

a Colorado limited liability company

By:

Name:         Carl Merton

Title:         Chief Financial Officer

SWEETWATER COLORADO BREWING COMPANY, LLC,

a Delaware limited liability company

By:

Name:         Carl Merton

Title:         Chief Financial Officer

MONTAUK BREWING COMPANY, INC.,

a New York corporation

By:

Name:         Carl Merton

Title:         Chief Financial Officer

TILRAY HOLDCO M, LLC,

a Delaware limited liability company

By:

Name:         Carl Merton

Title:         Chief Financial Officer

TILRAY BEVERAGES, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

TILRAY ABC, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

AMERICAN BEVERAGE CRAFTS, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

SWEETWATER BREWING COMPANY, LLC, a Georgia limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer
SW BREWING COMPANY, LLC, a Delaware limited liability company
By:
	Name:	Carl Merton
	Title:	Chief Financial Officer

HIBALL INC.

By:

Name:         Carl Merton

Title:         Chief Financial Officer

BRECKENRIDGE HOLDING COMPANY

By:

Name:         Carl Merton

Title:         Chief Financial Officer

BRECKENRIDGE-WYNKOOP 2, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

BBI ACQUISITION CO.

By:

Name:         Carl Merton

Title:         Chief Financial Officer

BRECKENRIDGE BREWERY, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

BLUE POINT BREWING COMPANY, INC.

By:

Name:         Carl Merton

Title:         Chief Financial Officer

10 BARREL BREWING, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

10 BARREL BREWING IDAHO, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

TERRAPIN BEER COMPANY

By:

Name:         Carl Merton

Title:         Chief Financial Officer

REVOLVER BREWING, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

MCKENZIE RIVER BREWING COMPANY, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

PARK BREWING, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

LIQUID GR, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

DETROIT RIVERTOWN BREWING COMPANY, LLC

By:

Name:         Carl Merton

Title:         Chief Financial Officer

ADMINISTRATIVE AGENT:	BANK OF AMERICA, N.A., as Administrative Agent By: Name: Erik M. Truette Title: Vice President

LENDERS:	BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swingline Lender By: Name: Gary Forlenza Title: Senior Vice President

PINNACLE BANK, A TENNESSEE BANK, as a Lender By: Name: Chris Gruehn Title: Senior Vice President

CITY NATIONAL BANK, as a Lender By: Name: Title:

THE TORONTO-DOMINION BANK, NEW YORK BRANCH, as a Lender By: Name: Title: